             SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of October 30, 1998, is made and entered into among BJ SERVICES COMPANY, a Delaware corporation (the "Company"), BJ SERVICES COMPANY, U.S.A., a Delaware corporation, BJ SERVICE INTERNATIONAL, INC., a Delaware corporation, BJ SERVICES COMPANY MIDDLE EAST, a Delaware corporation, NOWSCO WELL SERVICE LTD., an Alberta, Canada corporation; BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as U.S. Agent, as Letter of Credit Issuing Bank and as Swing Loan Bank; BANK OF AMERICA CANADA, Individually and as Canadian Agent; THE CHASE MANHATTAN BANK, Individually and as Senior Co-Agent; BANK OF MONTREAL, ROYAL BANK OF CANADA, TORONTO DOMINION (TEXAS), INC., and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, each Individually and as Co-Agent (in their capacities as Co-Agents, the "Co-Agents"); and the other financial institutions listed on the signature pages hereof.

                                    WITNESSETH:

     WHEREAS, the parties hereto (or their predecessors in interest) have heretofore entered into an Amended and Restated Credit Agreement dated as of August 7, 1996 (as previously amended, the "Credit Agreement"), providing for, among other things, (i) term loans to be made by the Canadian Banks to BJ-Canada and (ii) a term loan and revolving credit facilities (including revolving credit loans, swing loans and letters of credit) to be made by the Banks to the U.S. Borrowers on the terms and subject to the conditions therein set forth; and

     WHEREAS, the Company has requested that the Credit Agreement be amended to the extent hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby expressly acknowledged, the parties hereto hereby agree to amend the Credit Agreement as follows:

     1.        CREDIT AGREEMENT AMENDMENTS.

        1.1 AMENDMENT OF SECTION 8.12. Section 8.12 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "8.12     CAPITALIZATION RATIO.  From and after the Closing Date
     the Company shall not permit the Capitalization Ratio as of the last day of any fiscal quarter ending during the periods specified below to be greater than the amounts specified below:

                   Period:                       Capitalization Ratio
                   -------                       --------------------
           Closing Date through                         50.0%
           June 30, 1997
           July 1, 1997 and thereafter                  45.0%

        1.2 AMENDMENT OF SECTION 8.15(d). Section 8.15(d) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "(d) the Company and any Subsidiary may purchase, redeem or otherwise acquire shares of its capital stock or warrants, rights or options to acquire any such shares."

        1.3 ADDITION OF SECTION 6.22. The following Section 6.22 is hereby inserted following Section 6.21 of the Credit Agreement and before the last paragraph of Article VI thereof:

          "6.22     ADDRESSING THE YEAR 2000 PROBLEM.  The Company is developing a program to address on a timely basis the Year 2000 Problem. In connection with developing this program, the Company has reviewed its operations and those of its Subsidiaries with a view to assessing whether its or its Subsidiaries' respective businesses will, in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data, be subjected to a Year 2000 Problem. Based on such review, the Company has identified and is implementing a correction plan such that no Material Adverse Effect would reasonably be expected to occur with respect to its or its Subsidiaries' businesses or operations resulting from a Year 2000 Problem. As used herein, "Year 2000 Problem" means any significant risk that computer hardware or software used in the Company's or its Subsidiaries' businesses or operations will not, in the case of dates occurring or time periods ending after December 31, 1999, in any material respect function at least as effectively as in the case of dates and time periods occurring prior to December 31, 1999."

        1.4 GENERAL. To the extent, if any, any provision of the Credit Agreement or any of the other Loan Documents shall conflict with the provisions set forth in the foregoing Paragraphs 1.1, 1.2 and 1.3, such provisions shall be amended to the extent necessary so that no such conflict shall exist.

     2.   NO DEFAULT OR EVENTS OF DEFAULT; REPRESENTATIONS AND WARRANTIES ARE

TRUE.   Each of the Borrowers hereby represents and warrants to the Banks that on the date hereof no Event of Default or Default has occurred and is continuing. The representations and warranties made by the Borrowers in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except such representations and warranties, if any, which expressly refer to an earlier date, which representations and warranties are true and correct in all material respects as of such earlier date).

     3. RATIFICATION. The Credit Agreement shall continue in full force and effect as amended hereby. The Credit Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

     4. EFFECTIVENESS, COUNTERPARTS. This Amendment shall become effective as of the date hereof when the U.S. Agent shall have received counterparts hereof duly executed by the Company and its Subsidiaries parties hereto, the Majority Banks, the Co-Agents, and the Agents (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party). This Amendment may be signed in any number of counterparts, and by different parties on separate counterparts, each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

     5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     6. CERTAIN DEFINED TERMS. Capitalized terms used herein (including in the recitals hereof) without definition shall have the meaning assigned to them in the Credit Agreement.

     7. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.

                         BJ SERVICES COMPANY


                         By:
                              ---------------------------------------
                              Taylor M. Whichard III
                              Treasurer


                         BJ SERVICES COMPANY, U.S.A.


                         By:
                              ---------------------------------------
                              Taylor M. Whichard III
                              Treasurer


                         BJ SERVICES COMPANY MIDDLE EAST


                         By:
                              ---------------------------------------
                              Taylor M. Whichard III
                              Treasurer


                         NOWSCO WELL SERVICE LTD.


                         By:
                              ---------------------------------------
                              Taylor M. Whichard III
                              Treasurer


                         BJ SERVICE INTERNATIONAL, INC.


                         By:
                              ---------------------------------------
                              Taylor M. Whichard III
                              Treasurer

                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                         ASSOCIATION, as U.S. Agent

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                         ASSOCIATION, as Letter of Credit Issuing
                         Bank, Swing Loan Bank and as a U.S. Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         BANK OF AMERICA CANADA, as a Canadian Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         BANK OF AMERICA CANADA, as Canadian Agent

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         THE CHASE MANHATTAN BANK, N.A., as Senior
                         Co-Agent and as a U.S. Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         THE CHASE MANHATTAN BANK OF CANADA, as a
                         Canadian Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:

                         By:
                              ---------------------------------------

                         Name:
                         Title:


                         ROYAL BANK OF CANADA, as Co-Agent and as a
                         U.S. Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         ROYAL BANK OF CANADA, as a Canadian Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         TORONTO DOMINION (TEXAS), INC., as Co-Agent and as a U.S. Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         THE TORONTO-DOMINION BANK, as a Canadian Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         BANK OF MONTREAL, as Co-Agent and a U.S. Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as Co-Agent and as a U.S. Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:

                         THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY, as a U.S. Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         THE INDUSTRIAL BANK OF JAPAN (CANADA), as a
                         Canadian Bank


                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         THE BANK OF TOKYO-MITSUBISHI, LTD. HOUSTON
                         AGENCY, as a U.S. Bank


                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         BANK OF TOKYO-MITSUBISHI (CANADA), as a
                         Canadian Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         FIRST UNION NATIONAL BANK, as a U.S. Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         CHRISTIANIA BANK OG KREDITKASSE, as a
                         U.S. Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:

                         By:
                              ---------------------------------------
                         Name:
                         Title:

                         THE BANK OF NEW YORK, as a U.S. Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         ABN-AMRO BANK, N.V. - HOUSTON AGENCY, as a
                         U.S. Bank, By ABN-AMRO North America, Inc., as Agent:

                         By:
                              ---------------------------------------
                         Name:
                         Title:

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         ABN-AMRO BANK CANADA, as a Canadian Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         STANDARD CHARTERED BANK, as a U.S. Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:

                         FIRST NATIONAL BANK OF COMMERCE, as a
                         U.S. Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         DEN NORSKE BANK AS, as a U.S. Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:

                         THE DAI-ICHI KANGYO BANK, LTD., as a
                         U.S. Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         BANCA DI ROMA, as a U.S. Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         THE ROYAL BANK OF SCOTLAND PLC, as a
                         U.S. Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         BANCA NAZIONALE DEL LAVORO S.P.A., as a
                         U.S. Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         ABU DHABI INTERNATIONAL BANK INC., as a
                         U.S. Bank

                         By:
                              ---------------------------------------
                         Name:
                         Title:


                         NATIONSBANK, N.A., as a U.S. Bank


                         By: ______________________________________
                         Name:
                         Title: